UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.__)

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          DATASTAND TECHNOLOGIES, INC.
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                          DATASTAND TECHNOLOGIES, INC.
                           8333 Weston Road, Suite 106
                           Woodbridge, Ontario L4L 8E2

                                                           December _, 2006

Dear Shareholders:

We cordially invite you to attend our Special Meeting of Shareholders. The meeting will be held on January __, 2007, at 10:00 a.m. local time, at 8333 Weston Road, Suite 106, Woodbridge, Ontario L4L 8E2.

With this letter we are including the notice for our meeting, the proxy statement, and the proxy card. At the meeting, we will vote on the following matters:

         1. To authorize the amendment of our Articles of Incorporation for the purpose of changing the name of our company from "Datastand Technologies, Inc." to "Metabolic Research, Inc."; and

         2. To transact such other business as may properly be brought before a special meeting of the shareholders of our Company or any adjournment thereof.

Your vote is important to us, and I look forward to seeing you at the meeting. If you do not plan to attend the meeting in person, please complete, sign and return the attached proxy card so that your shares can be voted at the meeting in accordance with your instructions. Thank you for your interest in Datastand Technologies, Inc.

                                   Sincerely,

                                   -------------------------------------
                                   Nick Montesano
                                   Chief Executive Officer,
                                   Chief Financial Officer, and Director

                          DATASTAND TECHNOLOGIES, INC.
                           8333 Weston Road, Suite 106
                           Woodbridge, Ontario L4L 8E2

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of the shareholders of Datastand Technologies, Inc. (the "Company") will be held on January __, 2007, at 10:00 a.m., at 8333 Weston Road, Suite 106, Woodbridge, Ontario L4L 8E2, for the following purposes:

         1. To authorize the amendment of our Articles of Incorporation for the purpose of changing the name of our company from "Datastand Technologies, Inc." to "Metabolic Research, Inc."; and

         2. To transact such other business as may properly be brought before a special meeting of the shareholders of our Company or any adjournment thereof.

You may vote at the meeting if you were a shareholder at the close of business on December __, 2006, the record date. Only shareholders of record at the record date are entitled to notice of and to vote at the meeting or any adjournments thereof.

Your attention is called to the Proxy Statement on the following pages. Please review it carefully. We hope you will attend the meeting. If you do not plan to attend, please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares can be voted at the Special Meeting in accordance with your instructions. For more instructions, please see the Questions and Answers beginning on page 1 of this proxy statement and the instructions on the proxy card.

By Order of the Board of Directors,

December __, 2006

--------------------------------------------------------------
Nick Montesano
Chief Executive Officer, Chief Financial Officer, and Director

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

                          DATASTAND TECHNOLOGIES, INC.

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Questions and Answers
Proposals to be Voted Upon
  Proposal No. 1:    Change in the Name of the Company                       3
  Proposal No. 2:    Other Business                                          4
Board of Directors and Committees Information                                5
Executive Compensation                                                       5
Section 16(a) Beneficial Ownership Reporting Compliance                      5
Security Ownership of Certain Beneficial Owners and Management               5
Certain Relationships and Related Transactions                               6
Shareholder Proposals                                                        6
Other Matters                                                                7

                           QUESTIONS AND ANSWERS ABOUT
                   THIS PROXY MATERIAL AND THE SPECIAL MEETING

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as the documents incorporated by reference in this Proxy Statement.

WHY AM I RECEIVING THIS PROXY MATERIAL?

This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, $0.001 par value (the "Common Stock"), of Datastand Technologies, Inc., an Indiana corporation (the "Company"), commencing on or about December __, 2006, in connection with the solicitation of proxies by our Board of Directors of the Company (the "Board") for use at the special meeting of the shareholders of the Company (the "Meeting") to be held at 8333 Weston Road, Suite 106, Woodbridge, Ontario L4L 8E2, on January __, 2007 at 10:00 a.m. You are invited to attend the Meeting and are requested to vote on the proposals described in this proxy statement.

WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

The information included in this Proxy Statement relates to the proposals to be voted on at the Meeting, the voting process, the security ownership of certain beneficial owners and management, the compensation of directors and our most highly paid executive officers, and certain other required information.

ON WHAT MATTERS AM I VOTING?

Our Board seeks shareholder approval of the proposal to amend our Articles of Incorporation for the purpose of changing our Company's name from "Datastand Technologies, Inc." to "Metabolic Research, Inc.," as set forth in proposal no. 1 below. Such approval is sought because the Company has acquired a license to ________________. For full and further details, please see our description under proposal no. 1 below.

The shareholders also will transact any other business that properly comes before the Meeting.

WHAT ARE OUR BOARD'S VOTING RECOMMENDATIONS?

Our Board recommends that you vote your shares FOR approval of the proposal to amend our Articles of Incorporation for the purpose of changing our Company's name to "Metabolic Research, Inc."

WHO CAN VOTE AT THE MEETING?

An aggregate of 6,138,621 votes (the "Voting Shares") may be cast by shareholders at the Meeting. Such Voting Shares consist of 6,138,621 shares of Common Stock held by shareholders of record at the close of business on December __, 2006 (the "Record Date"). Holders of shares of Common Stock are entitled at the Meeting to one vote for each share of Common Stock held on the Record Date.

HOW DO I VOTE?

You may vote your shares either by proxy or in person at the Meeting (please also see the detailed instructions on your proxy card). Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. To vote by proxy, please complete, sign and mail the enclosed proxy card in the envelope provided, which requires no postage for mailing in the United States. If a proxy specifies how it is to be voted, it will be so voted. If you return a signed proxy card but do not provide voting instructions, your shares will be voted as follows: (1) FOR approval of the proposal to amend our Articles of Incorporation for the purpose of changing our Company's name to "Metabolic Research, Inc."; and (2) in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder, with respect to any other matter that is properly brought before the meeting for action by shareholders. Proxies in the form enclosed are solicited by our Board for use at the Meeting.

MAY I REVOKE MY PROXY?

As a holder of record of our shares, you may revoke your proxy and change your vote at any time prior to the Meeting by giving written notice of your revocation to our Chief Executive Officer, by signing another proxy card with a later date and submitting this later dated proxy to our Chief Executive Officer before or at the Meeting, or by voting in person at the Meeting. Please note that your attendance at the Meeting will not constitute a revocation of your proxy unless you actually vote at the Meeting. Giving a proxy will not affect your right to change your vote if you attend the Meeting and want to vote in person. We will pass out written ballots to any holder of record of our shares who wants to vote at the Meeting.

Any written notice of revocation or subsequent proxy should be sent to Datastand Technologies, Inc., Attention: Nick Montesano, Chief Executive Officer, 8333 Weston Road, Suite 106, Woodbridge, Ontario L4L 8E2, or hand delivered to our Corporate Secretary at or before the voting at the Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

If you are the record holder of your shares and do not return your proxy card, your shares will not be voted unless you attend the Meeting in person and vote your shares.

WHAT IS A QUORUM AND WHAT CONSTITUTES A QUORUM?

A "quorum" is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Meeting. The required quorum for the Meeting is the presence in person or by proxy of the holders of a majority of the Voting Shares issued and outstanding as of the Record Date. Since there is an aggregate of 6,138,126 Voting Shares issued and outstanding as of the Record Date, a quorum will be present for the Meeting if an aggregate of at least 3,069,064 Voting Shares is present in person or by proxy at the Meeting.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE PROPOSALS?

The approval of each proposal herein requires the affirmative vote by the holders of a majority of Voting Shares that are present in person or by proxy at


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

the Meeting, so long as a quorum is established at the Meeting. For example, if all 6,138,126 Voting Shares are present in person or by proxy at the Meeting, then each proposal must be approved by the affirmative vote of the holders of 3,069,064 Voting Shares. As another example, if only the required minimum quorum of 3,069,064 Voting Shares are present in person or by proxy at the meeting, then each proposal must be approved by the affirmative vote of the holders of 1,534,533 Voting Shares.

WHO IS PAYING FOR THIS PROXY'S SOLICITATION PROCESS?

The enclosed proxy is solicited on behalf of our Board, and we are paying for the entire cost of the proxy solicitation process. Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request, we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the shareholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by our directors, officers, or other employees.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

We will announce preliminary voting results at the Meeting and publish final results in our Current Report on Form 8-K which will be filed with the Securities and Exchange Commission within four days after the Meeting.

HOW CAN SHAREHOLDERS COMMUNICATE WITH OUR BOARD OF DIRECTORS?

Company shareholders who want to communicate with our Board or any individual director may write to them c/o Datastand Technologies, Inc., Attention: Nick Montesano, Chief Executive Officer, 8333 Weston Road, Suite 106, Woodbridge, Ontario L4L 8E2. Your letter should indicate that you are a Company shareholder. Depending on the subject matter, our Chief Executive Officer will: (i) forward the communication to the director or directors to whom it is addressed; (ii) attempt to handle the inquiry directly, for example when the request is for information about the Company or is a stock-related matter; or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each Board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded to the director or directors to whom they were addressed, and shall make those communications available to our Board upon request.

                           PROPOSALS TO BE VOTED UPON

                                 PROPOSAL NO. 1.
       CHANGE IN THE COMPANY'S NAME FROM "DATASTAND TECHNOLOGIES, INC." TO
                           "METABOLIC RESEARCH, INC."

Our Board seeks the approval of the shareholders to amend our Articles of Incorporation for the purpose of changing our company name from Datastand Technologies, Inc. to Metabolic Research, Inc. Our Board has determined that it is in the best interests of our Company and its shareholders to change the name of the company to better reflect its proposed business activities and to seek shareholder approval of such name change. The Board has approved an amendment to the Articles of Incorporation pursuant to which the first sentence of Article I of our Articles of Incorporation, which sets forth the name of the Company, will be amended in its entirety to provide as follows: "The name of the corporation is Metabolic Research, Inc."

                       OUR RECOMMENDATION TO SHAREHOLDERS
                            REGARDING PROPOSAL NO. 1

The Board has approved the proposal to amend our Articles of Incorporation for the purpose of changing our name to Metabolic Research, Inc., and recommends that our shareholders vote FOR approval of such amendment.

                                 PROPOSAL NO. 2
                                 OTHER BUSINESS

Our Board knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                        DIRECTORS AND EXECUTIVE OFFICERS

All directors of our company hold office until the next annual general meeting of the stockholders or until their successors are elected and qualified. The officers of our company are appointed by our board of directors and hold office until their earlier death, retirement, resignation or removal. Our directors, executive officers and other significant employees, their ages, positions held and duration each person has held that position, are as follows:

NAME              AGE    POSITIONS AND OFFICES
----              ---    ---------------------

Nick Montesano    36     Chief Executive Officer, Chief Financial Officer, and
                         Director

Nick Montesano is one of the founders of our Company and has been serving as Chief Executive Officer, Chief Financial Officer, and a Director since December 11, 2003. Prior to December 11, 2003, Mr. Montesano served as Chief Operating Officer and Director from April 1999. Nick is responsible for our Company's business strategy and development. He will look to create strategic relationships in the online finance sector and has played a key role in the development of our Company's B2B database licensing products. Mr. Montesano was co-founder and director of CMN Consultants, an advocacy firm formed to resolve workplace accident disputes from 1993 to 1999. At CMN, he was responsible for business development including sales and marketing. He was successful in assembling a sales team and implementing a marketing strategy which made CMN a leader in its field.

Mr. Montesano has not been affiliated with any company that has filed for bankruptcy within the last five years. We are not aware of any proceedings to which any of our officers or directors, or any associate of any such officer or director, is a party adverse to our company or any of our subsidiaries or has a material interest adverse to it or any of its subsidiaries. There are no agreements with respect to the election of directors.

                  BOARD OF DIRECTORS AND COMMITTEES INFORMATION

Audit Committee Financial Expert. The Board of Directors has not established an audit committee and does not have an audit committee financial expert.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company. During the most recent fiscal year, the directors, officers, and beneficial owners of more than ten percent of the equity securities of the Company registered pursuant to Section 12 of the Exchange Act filed such forms on a timely basis.

Code of Ethics. The Company has not adopted a Code of Ethics.

                             EXECUTIVE COMPENSATION

No director or officer of the Company has received compensation during the last three fiscal years. The Company does not have any employment or any similar agreements with its officers. No options were granted to any employee or executive officer during the year ended December 31, 2005.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company. We believe, based solely on our review of the copies of such forms and other written representations to us, that during the fiscal year ended December 31, 2005, all reporting persons complied with all applicable Section 16(a) filing requirements.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of December ___, 2006, the number of shares of common stock of the Company beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of the Company; and
(iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 6,138,126 shares issued and outstanding on December __, 2006. Unless indicated otherwise, all addresses below are c/o Datastand Technologies, Inc., 8333 Weston Road, Suite 106, Woodbridge, Ontario L4L 8E2.

       NAME OF                AMOUNT AND NATURE OF                   PERCENTAGE
   BENEFICIAL OWNER           BENEFICIAL OWNERSHIP                    OF CLASS
   ----------------           --------------------                   -----------
Nick Montesano                     192,676                              3.2%

All directors and                  192,676                              3.2%
executive officers as
a group (1 person)

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of the fiscal year ended December 31, 2004, we have not been a party to any transaction, proposed transaction or series of transactions in which the amount involved exceeded $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

                              SHAREHOLDER PROPOSALS

Shareholders of our Company may submit proposals to be considered for shareholder action at the Meeting if they do so in accordance with applicable regulations of the SEC and the laws of the State of Indiana. In order to be considered for inclusion in the Proxy Statement for the meeting, our Chief Executive Officer must receive proposals no later than December __, 2006. Shareholder proposals should be addressed to Datastand Technologies, Inc., Attn:
Chief Executive Officer, 8333 Weston Road, Suite 106, Woodbridge, Ontario L4L
8E2.

                                  OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Datastand Technologies, Inc.
8333 Weston Road, Suite 106, Woodbridge, Ontario L4L 8E2
(416) 626-5346

By Order of the Board of Directors,

--------------------------------------------------------------
Nick Montesano
Chief Executive Officer, Chief Financial Officer, and Director

December __, 2006





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
                          DATASTAND TECHNOLOGIES, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                 January _, 2007

         The undersigned, a shareholder of Datastand Technologies, Inc. (the "Company"), does hereby appoint Nick Montesano, as the attorney and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Special Meeting of Shareholders of the Company to be held on January ___, 2007, at 10:00 a.m., at the offices of the Company, located at 8333 Weston Road, Suite 106, Woodbridge, Ontario L4L 8E2 (the "Special Meeting"), to represent the undersigned at the Special Meeting, and there to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting, in any manner and with the same effect as if the undersigned were personally present at the Special Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified below.

         The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

         The shares represented by this Proxy shall be voted in the following manner:

1. Approval of the proposal to amend the Articles of Incorporation for the purpose of changing the name of the Company to Metabolic Research, Inc.

                           FOR     AGAINST     WITHOLD
                           [ ]       [ ]         [ ]

2. In the discretion of the persons acting as proxies, on such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

         The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

         NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

         PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

Number of Shares Owned: _________________________________

Dated: ________________, 2006          Signature:    ___________________________
                                         Name:       ___________________________
                                         Address:    ___________________________

Dated: ________________, 2006          Signature:    ___________________________
                                         Name:       ___________________________
                                         Address:    ___________________________